UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14C Information
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Definitive Information Statement

MASSIVE INTERACTIVE, INC.

(Name of Registrant as Specified in its Charter)

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William N. Haddad, Esq.
Reed Smith LLP (US)
599 Lexington Avenue
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MASSIVE INTERACTIVE, INC.
6th Floor, 10 Lower Thames Street
London EC3R 6AF
United Kingdom

Dear Stockholder:

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Massive Interactive, Inc., a Nevada corporation (the “Company”), to inform you that: (1) on November 25, 2013, the Board approved and recommended an amendment to the Company’s Articles of Incorporation to change the name of the Company from Xtreme Oil & Gas, Inc. to Massive Interactive, Inc. (the “Name Change Amendment”); and (2) on August 12, 2014, the Board approved and recommended an amendment to the Company’s Bylaws to increase the size of the Board from 2 to 5 directors (the “Bylaw Amendment”, collectively referred to as the “Amendments”).

On December 4, 2013, the holders of approximately 89.9% of the outstanding shares of Common Stock executed a written consent adopting and approving the Name Change Amendment. On July 29, 2014, the holders of approximately 89.9% of the outstanding shares of Common Stock executed a written consent adopting and approving the Bylaw Amendment.   Pursuant to the provisions of the Nevada Revised Statutes (the “NRS”) and the Company’s Articles of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendments by written consent in lieu of a meeting, provided that notice of such action is given to the other stockholders of the Company.  This written consent assures that the Amendments will occur without your vote.  Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action.  This notice, which is being sent to all holders of record on [•] (the “Record Date”), is intended to serve as the information statement required by the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about [•], 2014.

By Order of the Board of Directors,

/s/    Ron Downey
Ron Downey
Chief Executive Officer
August 27, 2014

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement, and any documents which we incorporate by reference in this Information Statement, may contain “forward-looking statements.”  All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing.  These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning.  These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements.  The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements.  There may be other risks that we have not described that may adversely affect our business and financial condition.  We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement.  We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement.  You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

INTRODUCTION

We are sending you this information statement to inform you of the adoption of the (i) Name Change Amendment on December 4, 2013 and (ii) the Bylaw Amendment on July 29, 2014, both approved by holders of a majority of the shares of the Company’s issued and outstanding Common Stock pursuant to a written consent in lieu of a special meeting.

The holders of 55,000,000 shares, out of the 61,176,197 issued and outstanding shares of Common Stock on December 4, 2013, representing approximately 89.9% of the votes entitled to be cast with regard to the Amendments, approved the Name Change Amendment via written consent in lieu of a special meeting of stockholders.

The holders of 55,000,000 shares, out of the 61,176,197 issued and outstanding shares of Common Stock on July 29, 2014, representing approximately 89.9% of the votes entitled to be cast with regard to the Amendments, approved the Bylaw Amendment via written consent in lieu of a special meeting of stockholders.

The Board is not soliciting your proxy in connection with the adoption of the Amendments and proxies are not being requested from stockholders.  The date on which this information statement is first being sent to stockholders is on [•], 2014.

No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the NRS, are afforded to the Company’s stockholders as a result of the adoption of the Amendments.

Expenses in connection with the distribution of this information statement will be paid by the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

VOTE REQUIRED; MANNER OF APPROVAL

Approval of an amendment or restatement to the current Articles of Incorporation of the Company under the NRS requires the affirmative vote of the holders of a majority of the voting power of the Company.  The Company has no class of voting stock outstanding other than the Common Stock.

Section 78.320 of the NRS provides, in substance, that, unless the Company’s Articles of Incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative written consent to the Amendments by holders of at least a majority of the outstanding shares of voting stock of the Company has been obtained.  As a result, no additional vote or proxy is required by the stockholders to approve the adoption of the Amendments to the Articles of Incorporation.

In accordance with the Company’s Bylaws, an amendment or repeal of the Bylaws require the affirmative vote of majority of the voting power of the Company, at any regular or special meeting of the stockholders, or may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Name Change Amendment became effective upon its filing with the Secretary of State of the State of Nevada on November 25, 2013.  The Bylaw Amendment will become effective [•], 2014 without any action further on the part of stockholders.

We are not soliciting consents in connection with the election of directors or to approve the Amendments.  Nevada law and the Company’s Bylaws permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

Under Nevada law, stockholders have no appraisal or dissenters’ rights in connection with the election of directors and the Amendments.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

Amendment to the Articles of Incorporation to Change the Name of the Company to Massive Interactive, Inc.

The Board has approved an amendment to the Articles of Incorporation that would change the name of the Company to Massive Interactive, Inc. (the “Name Change Amendment”).  The name change occurred automatically when the Name Change Amendment was filed with the Nevada Secretary of State (the “Name Change Effective Date”) without any action on the part of stockholders.  The Board believes that changing the Company’s corporate name to Massive Interactive, Inc. more accurately reflects its business focus.

THE NAME CHANGE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT NEITHER OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE NAME CHANGE AMENDMENT THAT OCCURRED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE NAME CHANGE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

AMENDMENT TO THE COMPANY’S BYLAWS

Amendment to the Company’s Bylaws Authorizing the Board to Increase or Decrease the Authorized Size of its Board or Any Committee Thereof or Create Any New Committee of the Board

The Board has approved an amendment to the Company’s Bylaws that would increase the size of the Board from 2 to 5 directors. The amendment will become effective on [•], 2014 (the “Effective Date”) without any action on the part of stockholders. The Board believes that this amendment will provide greater flexibility to attract independent directors and ultimately establish audit, compensation, and corporate governance committees comprised of independent directors.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT NEITHER OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 26, 2014, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of 5% or more of our outstanding common stock.

Beneficial ownership is determined according to the rules of the SEC.  Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person has the right to acquire within 60 days after the measurement date, such as pursuant to options, warrants or convertible notes.  Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information each of them has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property or similar laws may apply.  For purposes of the column for shares underlying convertible securities, in accordance with rules of the SEC, shares of our common stock underlying securities that a person has the right to acquire within 60 days of August 26, 2014 are deemed to be beneficially owned by such person for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owners (2)	Number of Shares of Common Stock	Percent of Class(1)
5% Shareholders
Southport Lane Equity II, LLC (3)	55,000,000	89.90%
Derek Ellis (4)	23,146,531	27.45%

Directors and Named Executive Officers (2)
Ron Downey (5)	32,966,271	35.02%
Antaine Furlong (6)
Max Ramsay
Jeff Devers (6)
Andrew Scherr (6)
Nicholas P. DeVito (7)
Willard G. McAndrew III (8)	1,389,310	2.27%
All Named Executive Officers, directors and director nominees as a group (7 persons) (9)	34,355,581	36.49%

(1) Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting and/or investment power with respect to such shares. There were no outstanding options for any of the parties included in the table above. Unless otherwise stated, the beneficial ownership is based on 61,176,196 shares of Company common stock issued and outstanding as of August 26, 2014.

(2) Except as set forth in this table or the footnotes thereto, the business address of each director and NEO listed is c/o Massive Interactive, Inc., 6th Floor, 10 Lower Thames, London EC3R 6AF, United Kingdom.

(3) Southport Equity II, LLC, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) its shares. As the 100% owner of Southport Equity II, LLC, Southport Lane, LP may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) the Subject Shares. As the general partner of Southport Lane, LP, Southport Lane Management, LLC may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) the shares. The address of the principal business and principal office of Southport Equity II, LLC, Southport Lane, LP and Southport Lane Management, LLC is 350 Madison Avenue, 21st Floor, New York, NY 10017.

(4) Represents 23,146,531 shares of our common stock issuable upon conversion of the outstanding Promissory Note issued to Wunderkind Group Pty Ltd. on May 1, 2014, convertible at any time, out of which a certain percentage is attributable to Mr. Ellis as one of the sellers under the Share Purchase Agreement between the Company and Wunderkind Group Pty Ltd. and certain sellers, dated May 1, 2014. Mr. Ellis is one of the co-founders of the Company and its Chief Creative Officer.

(5) Represents 32,966,271 shares of our common stock issuable upon conversion of the outstanding Promissory Note issued to Wunderkind Group Pty Ltd. on May 1, 2014, convertible at any time, out of which a certain percentage is attributable to Mr. Downey as one of the sellers under the Share Purchase Agreement between the Company, Wunderkind Group Pty Ltd. and certain sellers, dated May 1, 2014.

(6) Mr. Furlong, Mr. Devers and Mr. Sherr were appointed as directors by the Board on December 27, 2013, but their appointments are subject to the proposed amendment to the existing bylaws of the Company to permit more than two people to act as directors of the Company becoming effective, which is conditioned on the consent of the majority of the shareholders and will become effective 20 days after the distribution of an information statement to stockholders of the Company. In addition, the appointments to the Board are subject to the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934.

(7) Mr. DeVito resigned from his positions as Chief Executive Officer and Secretary effective December 20, 2013.

(8) Mr. McAndrew resigned from his positions as Chief Executive Officer effective September 6, 2013.

(9) Represents 1,389,310 shares of Company common stock and 32,966,271 shares of common stock issuable upon the conversion of the outstanding Promissory Note issued to Wunderkind Group Pty Ltd. on May 1, 2014, convertible at any time.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Amendments that are not shared by all other stockholders pro rata, and in accordance with their respective interests.

ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 100 F Street, N.E, Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms.  Copies of our SEC filings are also available to the public from the SEC's web site at http://www.sec.gov/.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this Information Statement unless the Company or one of its mailing agents has received contrary instructions.  Upon the written or oral request of a stockholder at a shared address to which a single copy of the Information Statement was delivered, the Company shall promptly deliver a separate copy of such documents to such stockholder.  Written requests should be made to Massive Interactive, Inc., 6th Floor, 10 Lower Thames Street, London EC3R 6AF, United Kingdom and oral requests may be made by calling us at +442076365585.  In addition, if such a stockholder wishes to receive a separate copy of this Information Statement in the future, such stockholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number.  Stockholders sharing an address who are receiving multiple copies of the information and proxy statements of the Company may request delivery of a single copy of the information and proxy statements of the Company by writing to the address above or calling the telephone number above.

YOU ARE URGED TO READ THESE DOCUMENTS AS THEY CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY.

We will furnish any document we file with the SEC free of charge to any stockholder upon written request to Massive Interactive, Inc., 6th Floor, 10 Lower Thames Street, London EC3R 6AF, United Kingdom or call us at +442076365585.  You are encouraged to review any document filed by our Company with the SEC and other publicly available information.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement.  The following documents which have been filed by the Company with the Securities and Exchange Commission and contain important information about the Company and its finances, are incorporated into this Information Statement, except for information furnished under Item 2.02 or Item 7.01 of our Current Reports on Form 8-K which is not deemed to be filed and not incorporated by reference herein:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Commission on April 15, 2014.
•	Our Current Reports on Form 8-K filed with the Commission on May 7, 2014 and August 21, 2014.
•	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed with the Commission on May 15, 2014.
•	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 filed with the Commission on August 19, 2014.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement.  Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.  The reports incorporated by reference into this Information Statement are being delivered to our stockholders along with this Information Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors,

/s/    Ron Downey
Ron Downey
Chief Executive Officer
August 27, 2014